UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2010

MACQUARIE INFRASTRUCTURE COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware	001-32384	43-2052503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
125 West 55th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 231-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

“Macquarie Group” refers to the Macquarie Group of companies, which comprises Macquarie Group Limited and its worldwide subsidiaries and affiliates.

Macquarie Infrastructure Company LLC is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Macquarie Infrastructure Company LLC.

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

Attached as Exhibit 99.1 hereto is a press release issued February 25, 2010 by Macquarie Infrastructure Company LLC regarding its financial results for the quarter and year ended December 31, 2009.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, is deemed to be furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not otherwise subject to the liabilities of that Section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits

            99.1         Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY LLC

Date:	February 25, 2010	By:	/s/ James Hooke
Name: James Hooke
Title: Chief Executive Officer